UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 26, 2017

SELECTA BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37798	26-1622110
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

480 Arsenal Way
Watertown, MA 02472
(Address of principal executive offices) (Zip Code)

(617) 923-1400
(Registrant’s telephone number, include area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01. Entry into a Material Definitive Agreement.

On June 26, 2017, Selecta Biosciences, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Institutional Purchase Agreement”) with the purchasers named therein (the “Institutional Investors”) and a Securities Purchase Agreement (the “Springer Purchase Agreement,” together with the Institutional Purchase Agreement, the “Purchase Agreements”) with Timothy Springer, Ph.D., a member of the board of directors of the Company (together with the Institutional Investors, the “Investors”).

Pursuant to the Institutional Purchase Agreement, the Company agreed to sell an aggregate of 2,750,000 shares of its common stock (the “Institutional Shares”), par value $0.0001 per share (the “Common Stock”), to the Institutional Investors for aggregate gross proceeds of $44 million, at a purchase price equal to $16.00 per share (the “Institutional Offering”). Pursuant to the Springer Purchase Agreement, the Company agreed to sell to Dr. Springer an aggregate of 338,791 shares of Common Stock (the “Springer Shares,” together with the Institutional Shares, the “Shares”) at a purchase price equal to $17.71 per share, which was equal to the most recent consolidated closing bid price on the NASDAQ Global Market on June 23, 2017, and warrants to purchase 79,130 shares of Common Stock (“Warrant Shares”), exercisable at $17.71 per Warrant Share (the “Springer Offering,” together with the Institutional Offering, the “Offerings”). The purchase price for each warrant was equal to $0.125 for each Warrant Share, consistent with NASDAQ Global Market requirements for an “at the market” offering. The Springer Offering resulted in additional aggregate gross proceeds to the Company of approximately $6 million. On June 27, 2017, in connection with the Springer Purchase Agreement, the Company entered into a Common Stock Purchase Warrant with Dr. Springer (the “Warrant”). The Warrant has a term of five years.

The closing of the Offerings occurred on June 27, 2017.

On June 27, 2017, in connection with the Purchase Agreements, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with the Investors. Pursuant to the Registration Rights Agreement, the Company agreed to prepare and file a registration statement with the Securities and Exchange Commission (the “SEC”) within 20 days after the closing of the Offerings for purposes of registering the resale of the Shares, the Warrant Shares, and any shares of Common Stock issued as a dividend or other distribution with respect to the Shares or Warrant Shares. The Company agreed to use its reasonable best efforts to cause this registration statement to be declared effective by the SEC within 60 days after the closing of the Offerings (or within 90 days after the closing of the Offerings if the SEC reviews the registration statement).

The Company has also agreed, among other things, to indemnify the Investors, their officers, directors, members, employees and agents, successors and assigns under the registration statement from certain liabilities and to pay all fees and expenses (excluding any legal fees of the selling holder(s), and any underwriting discounts and selling commissions) incident to the Company’s obligations under the Registration Rights Agreement.

The Offerings are exempt from registration pursuant to Section 4(a)(2) of the Securities Act and Regulation D promulgated thereunder, as a transaction by an issuer not involving a public offering. The Investors have acquired the securities for investment only and not with a view to or for sale in connection with any distribution thereof, and appropriate legends have been affixed to the securities issued in this transaction.

The foregoing summaries do not purport to be complete and are qualified in their entirety by reference to the Institutional Purchase Agreement, Springer Purchase Agreement, Registration Rights Agreement and Warrant, which are filed as Exhibits 10.1, 10.2, 10.3 and 4.1, respectively, to this Current Report on Form 8-K.

Item 3.02. Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Common Stock Purchase Warrant, dated June 27, 2017, by and between Selecta Biosciences, Inc. and Timothy Springer, Ph.D.

10.1#	Securities Purchase Agreement, dated June 26, 2017, by and among Selecta Biosciences, Inc. and the Investors named therein.

10.2#	Securities Purchase Agreement, dated June 26, 2017, by and between Selecta Biosciences, Inc. and Timothy Springer, Ph.D.

10.3	Registration Rights Agreement, dated June 27, 2017, by and among Selecta Biosciences, Inc. and the Investors named therein.

______________

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The representations and warranties contained in this agreement were made only for purposes of the transactions contemplated by the agreement as of specific dates and may have been qualified by certain disclosures between the parties and a contractual standard of materiality different from those generally applicable under securities laws, among other limitations. The representations and warranties were made for purposes of allocating contractual risk between the parties to the agreement and should not be relied upon as a disclosure of factual information relating to the Company, the Investors or the transactions described in this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SELECTA BIOSCIENCES, INC.

Date: June 28, 2017	By:	/s/ Werner Cautreels, Ph.D.
Werner Cautreels, Ph.D.
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
4.1	Common Stock Purchase Warrant, dated June 27, 2017, by and between Selecta Biosciences, Inc. and Timothy Springer, Ph.D.

10.1#	Securities Purchase Agreement, dated June 26, 2017, by and among Selecta Biosciences, Inc. and the Investors named therein.

10.2#	Securities Purchase Agreement, dated June 26, 2017, by and between Selecta Biosciences, Inc. and Timothy Springer, Ph.D.

10.3	Registration Rights Agreement, dated June 27, 2017, by and among Selecta Biosciences, Inc. and the Investors named therein.

______________

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The representations and warranties contained in this agreement were made only for purposes of the transactions contemplated by the agreement as of specific dates and may have been qualified by certain disclosures between the parties and a contractual standard of materiality different from those generally applicable under securities laws, among other limitations. The representations and warranties were made for purposes of allocating contractual risk between the parties to the agreement and should not be relied upon as a disclosure of factual information relating to the Company, the Investors or the transactions described in this Current Report on Form 8-K.